1.

                     TERMS OF THE "WARRANTS" OF THE COMPANY


1.       General


         The Warrants are issuable in bearer form and have the benefit of and are subject to the provisions for the exercise thereof contained in the Warrant Agency Agreement to be dated as of December 22, 1995 between the Company and Banca del Gottardo (the "Warrant Agent" or the
         "Standing Agent" as the case may be) which will be available for inspection at the office in Lugano of the Warrant Agent or its successor as Warrant Agent. The holders of the Warrants (the "Holders") are deemed to have knowledge of the provisions of such Agreement, all of which will be binding on them, provided, however, that the rights of such Holders hereunder shall be governed by the terms hereof.

         The Standing Agent or the Warrant Agent may resign in its duties and be discharged from all further duties as Agent or Warrant Agent in accordance with the terms of the Warrant Agency Agreement. In such event a successor Standing Agent or Warrant Agent, which will have the same duties as its predecessor and will agree to be bound by the terms of the Warrant Agency Agreement, will be appointed by the Company, or if the Company shall fail to appoint such successor Standing Agent or Warrant Agent, by a court of competent jurisdiction.

         The Global Warrant may be exchanged, as a whole or in part, for appropriate definitive Warrants, in bearer form, not earlier than 40 days after the later of the date on which the Warrants are first offered or the Payment Date. Such exchange shall be made upon certification that the beneficial owners of the Warrants are not United States persons or U.S. persons or are financial institutions (as defined in United States Treasury Regulation Section 1.165-12(c)(1)(v)) located outside the United States that are not United States persons and that the beneficial owners have not purchased such Warrants for resale during the Restricted Period and that the beneficial owners certify that they have not acquired the Warrants for purposes of resale directly or indirectly to a United States person or to a person within the United States. A beneficial owner of Notes must exchange its share of the Global Warrant for definitive Warrants before such Warrants may be transferred or shares may be delivered upon exercise of the Warrants in respect of the Warrants will be made.

         For purposes hereof, (i) the term "Restricted Period" means the period beginning on the earlier of the first date that the Notes are offered or the date on which the Notes are issued (the "Payment Date") and ending on the date forty (40) days after the later of the date upon which the Notes and Warrants were first offered or the date of closing of this offering, (ii) the term "United States" means the United States of America (including the States and the District of Columbia), its possessions, its territories and other areas subject to its jurisdiction, (iii) the term "United States person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source and (iv) the term "U.S. person" has the meaning set forth in Sections


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                                                                           2.

         230.901 through .904 of Title 17 of the United States Code of Federal Regulations ("Regulation S").

2.       Duration

         The right to subscribe for and purchase shares of Warrant Stock represented by the Warrants shall commence Subject to Section 8 hereof on May 1, 1996 and shall expire December 31, 2000 at 5:00 P.M. US Eastern Time, provided, however, that if, on such expiration date, the Company is then required, pursuant to an effective request therefor, to effect, or is in the process of effecting, a registration under the Securities Act for an underwritten public offering in which shares of Warrant Stock are, pursuant to this Warrant, entitled to be included, or if the Company is in default of any obligations created by this Warrant, said right to subscribe for and purchase shares of Warrant Sock shall expire at 5:00 P.M., US Eastern Time, on the 30th day following the date on which such registration shall have become effective (but in no event longer than 180 days beyond the date this Warrant otherwise would have expired) or on the 30th day following the date all of such defaults have been cured, as the case may be.

3. Warrant Price; Method of Exercise; Payment; Issuance of New Warrant; Transfer and Exchange

         The exercise price will be fixed on March 29, 1996 whereby such exercise price shall be the equivalent of the average of the closing prices during the period from March 14 to March 29, 1996, but shall in any event not be higher than (i) 120% of the average of the closing prices of the Common during the period from December 19 to 29, 1995 or
         (ii) USD 4.75 per Common, whichever is lower (such price hereinafter called the "Warrant Price").

         The purchase right represented by this Warrant may be exercised at any time and from time to time prior to expiration subject to Section 8 hereof.

         In order to exercise the Warrants and receive certificates for Shares legally issuable on such exercise, the Holder shall deposit 2'000 Warrants or more with the Warrant Agent at its office in Lugano and accompanied by a written notice (which notice must contain a certification of non-U.S. beneficial ownership) signed by or on behalf of the Holder to the effect that such Holder elects to exercise the Warrants and payment of the Warrant Price (the "Warrant Consideration Amount"). As a further condition precedent to the exercise of the Warrants, the Holder must pay all stamp, issue, registration or other taxes and duties arising upon exercise in Switzerland or payable in any jurisdiction upon the issue or delivery of Shares, if any, to the exercising Holder or to the order of a person other than the exercising Holder.

         The date on which these conditions precedent to exercise as stated above have been verified and recognized by the Warrant Agent as being fulfilled in hereafter called the "Deposit Date". The Common Stock Warrant shall be treated as exercised at the close of business in New York on the Exercise Date. The "Exercise Date" for the Warrant means the business days in New York immediately following the Deposit Date. The "Exercise Date" for the Common Stock Warrant shall not be later than the Termination Date.

         The Company shall not be obligated to issue any fraction of a Share upon the exercise of any Warrant or make any payment for a fraction of a Share. If more than one Warrant shall be exercised at one time by the same Holder, the number of full Shares which shall be issuable upon

                                                                            3.

         exercise thereof shall be computed on the basis of the aggregate number of shares issuable upon the exercise of all the Warrants exercised by such Holder. Any Shares issued upon the exercise of the Common Stock Warrants shall be delivered in accordance with the instructions of the Holder.

         In the event of any exercise of the rights represented by this Warrant certificates for the shares of Warrant Stock so purchased shall be dated the date of such exercise and delivered to the Holder hereof within a reasonable time, not exceeding five Business Days after such exercise, and the Holder hereof shall be deemed for all purposes to be the Holder of the shares of Warrant Stock so purchased as of the date of such exercise.

         Neither this Warrant nor any Warrant Stock has been registered under the Securities Act. Accordingly, neither this Warrant nor any Warrant Stock is transferable except as permitted under various exemptions contained in the Securities Act, or upon satisfaction of the registration and prospectus delivery requirements of the Securities Act.

4.       Stock Fully Paid; Reservation of Shares

         The Company covenants and agrees that all shares of Warrant Stock which may be issued upon the exercise of this Warrant will, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect to issuance. The Company further covenants and agrees that during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of the issue upon exercise of the subscription rights evidenced by this Warrant a sufficient number of shares of Common Stock to provide for the exercise of this Warrant. If the Warrant Price is at any time less than the par value of the Warrant Stock or if the Warrant at any time is exercisable by its delivery alone and without payment of any additional consideration, the Company also covenants and agrees to cause to be taken such action (whether by decreasing the par value of the Warrant Stock, the conversion of the Warrant Stock from par value to no par value, or otherwise) as will permit the exercise of this Warrant without any additional payment by the Holder hereof (other than payment of the Warrant Price, if any, and applicable transfer taxes, if any), and the issuance of the Warrant Stock, which Warrant Stock, upon such issuance, will be fully paid and non-assessable.

         The Company shall not by any action including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking if all such actions as may be necessary or appropriate to protect the rights of the Holders hereof against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock, free and clear of any liens, claims, encumbrances and restrictions (other than as provided herein) upon the exercise of this Warrant, and (c) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

                                                                            4.


5.       Adjustment of Purchase Price and Number of Shares

         The number and kind of securities purchasable upon the exercise of this Warrant and the payment of the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events as follows:

         a) Recapitalization, Reorganization, Reclassification, Consolidation Merger or Sale

                  In case of any recapitalization or reorganization of the Company or any reclassification or change of outstanding Securities issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the surviving corporation and which does not result in any reclassification or change - other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination - of outstanding Securities issuable upon exercise of this Warrant), or in case of any sale or transfer to another corporation of the Property of the Company as an entirety or substantially as an entirety in connection with a liquidation or dissolution of the Company, the Company or such successor or purchasing corporation therefor, issue a new Warrant, providing that the Holder(s) of this Warrant shall have the right to exercise such new Warrant and procure upon such exercise  in lieu of each share of Warrant  Stock  theretofore issuable upon exercise of this Warrant the kind and the highest amount of shares of Stock, other securities, money and property receivable upon such recapitalization, reorganization, reclassification, change, consolidation, merger, sale or transfer by a Holder of one share of Common Stock issuable upon exercise of this Warrant had it been exercised immediately prior to such recapitalization, reorganization, reclassification, change, consolidation, merger sale or transfer. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this subsection (a) shall similarly apply to
                  successive         recapitalizations,         reorganizations,
                  reclassifications, changes, consolidations, mergers, sales and transfers.

         b)       Subdivision or Combination of Shares

                  If the Company, at any time while this Warrant is outstanding, shall subdivide or combine any class or classes of its Common,
                  (i) in case of subdivision of shares, the Warrant Price shall be proportionately reduced (as at the effective date of such subdivision of, if the Company shall take a record of Holders of its Common for the purpose of so subdividing, as at the applicable record date, whichever is earlier) to reflect the increase in the total number of shares of Common outstanding as a result of such subdivision, or (ii) in the case of a combination of shares, the Warrant Price shall be proportionately increased (as at the effective date of such combination, or, if the Company shall take a record of Holders of its Common for the purpose of so combining, as at the applicable record date, whichever is earlier) to reflect the reduction in the total number of shares of Common outstanding as a result of such combination.

                                                                            5.

         c)       Certain Dividends and Distributions

                  If the Company, at any time while this Warrant is outstanding, shall:

                  (ii)     Stock Dividends

                           Pay a dividend in, or make any other distribution of, shares of any class or classes of Common, the Warrant Price Shall be adjusted, as at the date the Company shall take a record of the holders of such class or classes of Common, for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying the Warrant Price in effect immediately prior to such record date (or if no such record is taken, then immediately prior to such payment or other distribution), by a fraction (1) the numerator of which shall be the total number of shares of Common outstanding immediately prior to such dividend or distribution, and (2) the denominator of which shall be the total number of shares of Common outstanding immediately after such dividend or distribution (plus in the event that the Company paid cash for fractional shares, the number of additional shares which would have been outstanding had the Corporation issued fractional shares in connection with said dividends); or

                  (ii)     Liquidating Dividends, etc.

                           Make a distribution of its Property to the holders of its Common as a dividend in liquidation or partial liquidation or by way of return of capital other than as a dividend payable out of funds legally available for dividends under the laws of the State of Delaware, the Holder of this Warrant shall, upon exercise and payment of the Warrant Price, be entitled to receive, in addition to the number of shares of Warrant Stock receivable thereupon, and without payment of any additional consideration therefor, a sum equal to the amount of such Property as would have been payable to such Holder as owner of that number of shares of Warrant Stock of the receivable by exercise of this Warrant, had such Holder been the holder of record of such Warrant Stock on the record date for such distribution; and an appropriate provision therefor shall be made a part of any such distribution.

         d)       Issuance of Additional Shares of Common

                  If the Company, at any time while this Warrant is outstanding, shall issue any Additional Shares of Common (otherwise than as provided in the foregoing subsections (a) through (c) of this
                  Section 4), at a price per share less than the Warrant Price then in effect or less than (i) the Current Market Price then in effect is such issue is pursuant to a public offering, or
                  (ii) ninety five percent (95%) of the Current Market Price then in effect if such issue is pursuant to a private placement in excess of $ 3'500'000 in the aggregate, or without consideration, then the Warrant Price upon each such issuance shall be adjusted to that price determined by multiplying the Warrant Price by a fraction:

                                                                           6.

                  (A) If issued for a consideration per share less than (i) the Current Market Price then in effect if such issue is pursuant to a public offering, or (ii) ninety five percent (95%) of the Current Market Price then in effect if such issue is pursuant to a private placement in excess of $ 3'500'000 in the aggregate, or for no consideration:

                           1) the numerator of which shall be the number of shares of Common outstanding immediately prior to the issuance of such Additional Shares of Common plus the number of shares of Common which the aggregate consideration for the total number of such Additional Shares of Common so issued would purchase at
                                    (i) the Current Market Price then in effect if such issue is pursuant to a public offering, or (ii) ninety five percent (95%) of the Current Market Price then in effect if such issue is pursuant to a private placement in excess of $ 3'500'000 in the aggregate, and

                           2) the denominator of which shall be the number of shares of Common outstanding immediately after the issuance of such Additional Shares of Common.

                  (B) If issued for a consideration per share less than the Warrant Price or for no consideration:

                           1) the numerator of which shall be the number of shares of Common outstanding immediately prior to the issuance of such Additional Shares of Common plus the number of shares of Common which the aggregate consideration for the total number of such Additional Shares of Common so issued would purchase at the Warrant Price, and

                           2) the denominator of which shall be the number of shares of Common outstanding immediately after the issuance of such Additional Shares of Common.

                           If such Additional Shares of Common shall be issued at a price per share less than both the Warrant Price and the Current Market Price, the Warrant Price shall be adjusted in the manner provided in clauses (i) or
                           (ii) of this subsection (d) which will result in the greater reduction in the amount of the Warrant Price.

                           The provisions of this subsection (d) shall not apply under any of the circumstances for which an adjustment is provided in subsections (a), (b) or (c) of this Section 5. No adjustment of the Warrant Price shall be made under this subsection (d) upon the issuance of any Additional Shares of Common which are issued pursuant to any Common Stock Equivalent if upon the issuance of such Common Stock Equivalent (1) any adjustment shall have been made pursuant to subsection (e) of this Section 5 or (2) no adjustment was required pursuant to subsection (e) of this
                           Section 5.

                                                                            7.

                  e)       Issuance of Common Stock Equivalents

                           In case the Company shall at any time while this Warrant is outstanding, issue any Common Stock
                           Equivalent and the price per share for which Additional Shares of Common may be issuable thereafter pursuant to such Common Stock Equivalent shall be less than the Warrant Price then in effect on the date of issuance of such Common Stock Equivalent or less than (i) the Current Market Price then in effect if such issue is pursuant to a public offering, or (ii) ninety five percent (95%) of the Current Market Price then in effect if such issue is pursuant to a private placement in excess of $ 3'500'000 in the aggregate, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common may be issuable thereafter is amended (other than as a result of the operation of anti-dilution provisions of or relating to Common Stock Equivalents outstanding as of the date hereof pursuant to events or circumstances which would also result in an adjustment in the Warrant Price), and such price as so amended shall be less than the Warrant Price or the Current Market Price in effect at the time of such amendment, then the Warrant Price upon each such issuance or amendment shall be adjusted as provided in the first sentence of subsection (d) of this
                           Section 4 on the basis that (1) the maximum number of Additional Shares of Common issuable pursuant to all such Common Stock Equivalents shall be deemed to have been issued (whether or not such Common Stock Equivalents are actually then exercisable, convertible or exchangeable in whole or in part) as of the earlier of (A) the date on which the Company shall enter into a firm contract for the issuance of such Common Stock Equivalent, or (B) the date of actual issuance of such Common Stock Equivalent, and
                           (2) the aggregate consideration for such maximum number of Additional Shares of Common shall be deemed to be the minimum consideration received and receivable by the Company for the issuance of such Additional Shares of Common pursuant to such Common Stock Equivalent. No adjustment of the Warrant Price shall be made under this subsection (e) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any adjustment shall previously have been made in the Warrant Price then in effect upon the issuance of such warrants or other rights pursuant to this subsection (e).

                  f) Other Provisions Applicable to Adjustments Under this Section A

                           The following  provisions  shall be applicable to the
                           making   of   adjustments   in  the   Warrant   Price
                           hereinbefore provided in this Section 5:

                           (i)      Computation of Consideration

                                    The  consideration  received  by the Company
                                    shall be deemed to be the following:  (a) to
                                    the  extent  that any  Additional  Shares of
                                    Common or any Common Stock Equivalents shall
                                    be  issued  for a  cash  consideration,  the
                                    consideration   received   by  the   Company
                                    therefor, or, (b) if such Additional Shares of Common or Common Stock Equivalents are offered by the Company for subscription, the subscription price, or, (c) if such

                                                                            8.

                                    Additional  Shares of Common or Common Stock
                                    Equivalents  are  sold  to  underwriters  or
                                    dealers  for  public   offering   without  a
                                    subscription  offering,  the initial  public
                                    offering  price,  in any such case excluding
                                    any amounts paid or  receivable  for accrued
                                    interest  or accrued  dividends  and without
                                    deduction  of any  compensation,  discounts,
                                    commissions, or expenses paid or incurred by
                                    the  Company for or in  connection  with the
                                    underwriting   thereof   or   otherwise   in
                                    connection  with the issue  thereof;  (d) to
                                    the extent that such issuance shall be for a
                                    consideration  other than cash, then, except
                                    as herein otherwise expressly provided,  the
                                    fair market value of such  consideration  at
                                    the time of such  issuance as  determined in
                                    good faith by the Board.  The  consideration
                                    for any Additional Shares of Common issuable
                                    pursuant  to any  Common  Stock  Equivalents
                                    shall be the  consideration  received by the
                                    Corporation  for issuing  such Common  Stock
                                    Equivalents,     plus     the     additional
                                    consideration  payable  to  the  Corporation
                                    upon the exercise, conversion or exchange of
                                    such Common  Stock  Equivalents.  In case of
                                    the  issuance at any time of any  Additional
                                    Shares of Common or Common Stock Equivalents
                                    in payment or  satisfaction  of any dividend
                                    upon any class of Stock  other than  Common,
                                    the  Corporation  shall  be  deemed  to have
                                    received  for  such  Additional   Shares  of
                                    Common  or  Common   Stock   Equivalents   a
                                    consideration  equal  to the  mount  of such
                                    dividend so paid or  satisfied.  In any case
                                    in which the consideration to be received or
                                    paid  shall be other  than  cash,  the Board
                                    shall  notify  the  Holder  of this  Warrant
                                    through    Banca   del   Gottardo   of   its
                                    determination  of the fair  market  value of
                                    such  consideration   prior  to  payment  or
                                    accepting receipt thereof.  If within thirty
                                    days  after  receipt  of  said  notice,  the
                                    Holders of Warrants exercisable for at least
                                    a majority  of Warrant  Stock then  unissued
                                    shall  notify  the Board in writing of their
                                    objection   to   such    determination,    a
                                    determination of fair market value of such consideration shall be made by arbitration in accordance with the Rules of the American Arbitration Association, by an arbitrator in the Borough of Manhattan, City of New York, State of New York.

                           (ii)     Readjustment of Warrant Price

                                    Upon the expiration of the right to convert,
                                    exchange  or  exercise   any  Common   Stock
                                    Equivalent the issuance of which effected an
                                    adjustment  in the  Warrant  Price,  if such
                                    Common Stock  Equivalent shall not have been
                                    converted,   exercised  or  exchanged,   the
                                    number of shares of Common  Stock  deemed to
                                    be issued and  outstanding  by reason of the
                                    fact   that   they   were    issuable   upon
                                    conversion, exchange or exercise of any such Common Stock Equivalent shall no longer be computed as set forth above, and the Warrant Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the Warrant Price made pursuant to the provisions of this Section 5 after the issuance of such Common Stock Equivalent) had the adjustment of the Warrant Price been made in accordance with the issuance or sale of the number of Additional Shares of Common actually issued upon conversion, exchange or issuance of such Common Stock

                                                                            9.

                                    Equivalent and thereupon only the number of Additional Shares of Common actually so issued shall be deemed to have been issued and only the consideration actually received by the Company (computed as in clause (i) of this subsection (g)) shall be deemed to have been received by the Company.

                           (iii)    Treasury Shares

                                    The number of shares of Common at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the Company or any of its Subsidiaries.

                  g)       Other Action Affecting Common

                           In case after the date hereof the Company shall take any action affecting its common, other than an action described in any of the foregoing subsections (a) through (f) of this Section 5, inclusive, and the failure to make any adjustment would not failure protect the purchase rights represented by this Warrant in accordance with the essential intent and principle of this Section 5, then the Warrant Price shall be adjusted in such manner and at such time as the Board may in good faith determine to be equitable in the circumstances.

                  h)       Adjustment of Number of Shares

                           Upon each adjustment in the Warrant Price pursuant to any provision of this Section 5, the number of shares of Warrant Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying such number of shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter. If the Company shall be in default under any provision contained in the last sentence of Section 5 of this Warrant so that shares issued at the Warrant price adjusted in accordance with this Section 5 would not be validly issued, the adjustment of number of shares provided for in the foregoing sentence shall nonetheless be made and the Holder of this Warrant shall be entitled to purchase such greater number of shares at the lowest price at which such shares may then be validly issued under applicable law. Such exercise shall not constitute a waiver of any claim arising against the Company by reason of its default under Section 5 of this Warrant.

                           i) Notwithstanding anything in this Section 5 to the contrary, neither the number of shares of Warrant Stock purchasable hereunder nor the Warrant Price shall be adjusted with respect to any Common Stock Equivalents issued and outstanding as of the date of the issuance of this Warrant, or the issuance of any Securities upon exercise or conversion of any such Common Stock Equivalent, including, without limitation, any Securities issued from time to time pursuant to (i) the exercise of options outstanding as of the date of issuance of the Warrant and held by present or former directors, officers or employees of the Company, (ii) the

                                                                           10.

                           exercise of the Stock Purchase Warrant, dated July 31, 1992 (the "Prudential Warrant"), purchased by The Prudential Insurance Company of America ("Prudential"), (iii) the conversion features of that certain Amended and Restated 10% Convertible Subordinated Note Due 1999 issued to T.J. Berthel Investment L.P. (the "Berthel Securities"), (iv) the exercise of the Warrant dated August 11, 1994 (the "Nomura Warrant") issued to Nomura Holding Company, Inc. ("Nomura"), (v) the effect of any antidilution provisions contained in the Prudential Warrant, the Berthel Securities and the Nomura Warrant and (vi) the issuance of up to 150'000 stock options per calendar year pursuant to the Company's stock option or stock purchase plan.

         6.       Notice of Adjustments

                  Whenever the Warrant Price or number of Warrant Shares purchasable upon exercise of this Warrant shall be adjusted pursuant to Section 5 hereof, the Company shall deliver to Banca del Gottardo for certification to the Holder(s) of the Warrant a certificate (the "Adjustment Certificate") setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board made any determination hereunder), and the Warrant Price and number of Warrant Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (by first class mail postage prepaid) to the Holder(s) of this Warrant promptly after each adjustment; provided, however, that in the event that any Holder disagrees with the calculations, amounts or other information with respect to the adjustments set forth in the Adjustment Certificate, such Holder shall within 10 Business Days after receipt of such Adjustment Certificate request that the Company cause the independent accounting firm then regularly engaged by it to audit its financial statements to propose and execute and promptly deliver to the Holder(s) a certificate with respect to each of the items set forth in the Adjustment Certificate. Such determination as to adjustments of the accounting firm shall be final and binding in the absence of manifest error.

         7.       Fractional Shares

                  No fractional shares of Warrant Stock will be issued in connection with any exercise hereof, but in lieu of such fractional shares, the Company shall cause the payment therefor equal in amount to the product of the applicable fraction multiplied by the Warrant Price then in effect.

         8.       Definitions

                  For the purposes of this Warrant, the following terms have the following meanings:

                  "Additional Shares of Common" shall mean all shares of Common issued by the Corporation after the date hereof except Warrant Stock.

                  "Board" shall mean the Board of Directors of the Corporation.

                                                                            11.

                  "Business Day" shall mean any day except a Saturday, a Sunday or a legal holiday in New York City.

                  "Closing Date" shall mean the date of the closing of the sale and delivery of the Notes.

                  "Commission" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

                  "Common" shall mean the Common Stock and any capital stock of the Company of any class which shall be authorized at any time after the date of this Warrant and which shall have the right to participate in the distribution of earnings and assets of the Company without limitation as to amount.

                  "Common Stock Equivalent" shall mean any Convertible Security or warrant, option or other right to subscribe for or purchase any Additional Shares of Common or any Convertible Security.

                  "Company" shall mean Intellicall, Inc., a Delaware corporation, and its successors and assigns.

                  "Convertible Securities" shall mean evidences of Indebtedness, shares of Stock or other Securities which are or may be at any time convertible into or exchangeable for Additional Shares of Common. The term "Convertible Security" shall mean one of the Convertible Securities.

                  "Current Market Price" means with respect to any Trading Day the last sale price (regular way) of the Common on such day as reported on the New York Stock Exchange Consolidated Tape (as published in the Wall Street Journal), or, if such Common is not listed on the New York Stock Exchange, Inc. or reported on such Consolidated Tape, then the last sale price on such day on the principal domestic stock exchange on which such stock is then listed or admitted to trading, or, if no sale takes place on such day on such exchange, the average of the closing bid and asked prices on such day as officially quoted on such exchange, or, if such Common is not then listed or admitted to trading on any domestic stock exchange but is quoted in the National Market System ("NMS/NASDAQ") of the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"), then the Current Market Price for each such Trading Day shall be the last sale price on such day as quoted by NMS/NASDAQ, or, if no sale takes place on such day or if such Common is neither listed or admitted to trading on any domestic stock exchange nor quoted on such National Market System, then the Current Market Price for each such Trading Day shall be the average of the reported closing bid and asked price quotations on such day in the over-the-counter market, as reported by NASDAQ, or, if not so reported, as furnished by the National Quotation Bureau, Inc., or, if such firm at the time is not engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business as selected by the Company, or if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Company with the written approval of the Holders of Warrants execrable for a majority of the shares of Warrant Stock usable under then outstanding Warrants. If at any time such Common is not listed on any domestic exchange or quoted

                                                                           12.

                  in the domestic over-the-counter market, the Current Market Price shall be deemed to be an amount mutually agreed upon in writing between the Corporation and the Holder of this Warrant within fifteen days immediately following the date on which the Current Market Price is to be determined. If no agreement as to Current Market Price is determined as stated herein, (i) the Holder of this Warrant shall select an independent appraiser who shall determine the fair market value per share of the Common which shall be the Current Market Price, provided the Company shall agree to such Current Market Price. If the Company shall not agree to the Current Market Price as determined in the preceding sentence then (ii) the Company and Banca del Gottardo shall each select an independent appraiser who shall, independently of the other appraiser, determine the fair market value of the Common of the Company. If the value determined by the appraiser whose determination is the higher of the two appraisals does not exceed by more than ten percent (10%) the average of the values determined by each appraiser, then the Current Market Price shall be the average of the values determined by the two appraisers. If the value determined by the appraiser whose determination is the higher of the two appraisals does exceed by more than ten percent (10%) the average of the value determined by each appraiser, then the two appraisers shall select a third independent appraiser who shall, independently of the other appraisals, determine the fair market value of the Common. The value determined by the appraiser whose determination is the most discrepant from the average of the three appraisals shall be discarded, and the Current Market Price shall equal the average of the remaining two appraisals; except that in the event that the highest and lowest appraisals are equally discrepant from the average of the three appraisals, the Current Market Price shall be such average. The Company shall bear the expenses of all appraisals.

                  "Governmental Body" shall mean any federal, state, county, city, town, village, municipal or other governmental department, commission, board, bureau, agency, authority or instrumentality, domestic or foreign.

                  "Holders" shall mean the Persons who shall from time to time own of record any Warrant. The term "Holder" shall mean one of the Holders.

                  "Initiating Holders" shall mean the holder or holders of any of the Registrable Securities outstanding and entitled to registration rights under Section 8 hereof.

                  "Material Adverse Effect" means any change or changes or effect or effects that individually or in the aggregate are or are likely to be materially adverse to (i) the assets, business, operations, income, prospects or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole, (ii) the legality, validity or enforceability of the Warrants, and (iii) the ability of the Corporation to fulfill its obligations under the Warrants.

                  "Note Purchase Agreement" shall mean the Note and Warrant Purchase, Paying and Conversion/Warrant Agency Agreement, dated as of December 22, 1995, by and between the Company and Banca del Gottardo as such Agreement may hereafter from time to time be amended, modified or supplemented in accordance with the terms thereof.

                                                                            13.

                  "Notes" shall mean collectively the Subordinated Convertible Notes (each as defined in the Note Purchase Agreement).

                  "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

                  "Property" with respect to any Person, shall mean any interest in any kind of property or asset, whether real, personal or mixed, tangible or intangible, of such Person.

                  "Registrable Securities" shall mean (a) any Warrant Stock or other Securities issued or issuable upon exercise of any Warrants, and (b) any Securities issued or issuable with respect to any such Warrant Stock or other Securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such shares or securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such Securities shall have become effective under the Securities Act and such Securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Corporation and subsequent disposition of them shall not require registration or qualification of them under the Securities act or any similar state law then in force, (iv) they shall have cased to be outstanding or (v) the Company agrees to remove the legend restricting transferability in accordance with applicable law on the certificates evidencing such Securities.

                  "Registration Expenses" shall mean all expenses incident to the Company's performance of or compliance with Section 7, including, without limitation, all registration, filing and National Association of Securities Dealers fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, the reasonable fees and disbursements of not more than one firm of attorneys retained by the holders of the Registrable Securities being registered, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, provided that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Corporation in the ordinary course of its business or which the Company would have incurred in any event.

                                                                            14.

                  "Securities" shall mean any debt or equity securities of the Company whether now or hereafter authorized, and any instrument convertible into or exchangeable for Securities or a Security. "Security" shall mean one of the Securities.

                  "Securities Act" shall mean as of any date the Securities Act of 1933, as amended, or any similar Federal statute then in effect.

                  "Stock" shall include any and all shares, interests or other equivalents (however designated) of, or participations in the capital stock of a corporation of any class.

                  "Subsidiary" shall mean, with respect to any Person, any corporation or other entity of which at least a majority of the outstanding Voting Stock is at the time directly or indirectly owned or controlled by such Person or by one or more of any entities directly or indirectly owned or controlled by such Person.

                  "Trading Day" shall mean any day on which equity securities are traded on any national securities exchange or on NASDAQ.

                  "Voting Stock", as applied to the Stock of any corporation, shall mean Stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the Board of Directors (or other governing body) of such corporation, other than Stock having such power only by reason of the happening of a contingency.

                  "Warrant Price" shall mean the price specified in the first paragraph of this Warrant and such other prices as shall result form the adjustments specified in Section 4 hereof.

                  "Warrant Stock" shall mean the Common Stock issuable upon exercise of any Warrant or Warrants.

                  "Warrants" shall mean the Warrants issued and sold pursuant to the Note Purchase Agreement, including, without limitation, this Warrant.

         9.       Amendment and Waiver; Assignees

                  Any term, covenant, agreement or condition in this Warrant may be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by a written instrument or written instruments executed by the Company and Banca del Gottardo; provided, however, that no such amendment or waiver shall reduce the number of shares of Warrant Stock issuable under the Warrants, increase the Warrant Price, shorten the period during which the Warrants may be exercised or modify any provision of this Section 10 without the consent of the Holders of all Warrants then outstanding.

         10.      Loss or Mutilation

                  Upon receipt by the Warrant Agent of evidence satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Warrant and (in the case of loss, theft or

                                                                           15.

                  destruction) of indemnity satisfactory to it, and (in the case of mutilation) upon surrender and cancellation thereof, the Warrant Agent shall execute and deliver in lieu thereof a new Warrant entitling the Holder to acquire without further consideration the same number of Shares upon the same terms as the Warrant so lost, stolen or destroyed or so surrendered and canceled. Any such substitute Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen or destroyed Warrant shall be at any time enforceable by anyone. Applicants for a substitute
                  Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Warrant Agent may prescribe.

         11.      Notices and Publications

                  All notices to the Holders shall be deemed to have been duly given if published in the Feuille Officielle Suisse du Commerce and in a daily newspaper in Lugano and Zurich.

         12.      Governing Law

                  The terms, conditions and form of the Warrants and the Warrant Agency Agreement shall be governed by and construed in accordance with Swiss law. The issuance of the Common Stock upon exercise of the Warrants shall be governed by and construed in accordance with the laws of the State of Delaware.

                  Any action or proceedings against the Company relating to the Warrants may be brought and enforced in the ordinary courts of the Canton of Ticino, venue being in the City of Lugano, or if such courts fail to grant jurisdiction in the ordinary courts of the Canton of Basle-City, venue being in the city of Basle, and the Company hereby irrevocably submits to the jurisdiction of such courts in respect of any such action or proceeding in either case, with the right to appeal, as provided by law, to the Swiss Federal Court in Lausanne, the judgment of which shall be final. Solely for that purpose, the Company hereby elects legal and special domicile at the principal office of Banca del Gottardo, Viale Stefano Franscini 8, 6901 Lugano, Switzerland. The Company covenants that so long as any Warrants are outstanding it will maintain an agent for service of process in Switzerland. The aforementioned jurisdiction shall also be valid for the cancellation and replacement of lost, stolen, defaced, mutilated or destroyed Warrants. Issuance of Common Stock to a Holder who has been identified as the legitimate Holder by a final judgment of a Swiss Court shall release the Company from its obligations under such Warrants.